UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934, as amended

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Under Rule 14a-12

THE ADVISORS’ INNER CIRCLE FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

MCKEE INTERNATIONAL EQUITY PORTFOLIO

a series of

THE ADVISORS’ INNER CIRCLE FUND

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Dear Shareholder:

Enclosed is a notice, proxy statement and proxy card for a Special Meeting of Shareholders (the “Meeting”) of the McKee International Equity Portfolio (the “Fund”), a series of The Advisors’ Inner Circle Fund (the “Trust”). The Meeting is scheduled for 10:00 a.m., Eastern Time, on June 10, 2020. If you are a shareholder of record of the Fund as of the close of business on April 14, 2020, you are entitled to vote at the Meeting, and any adjournment of the Meeting. Due to the emerging public health impact of the coronavirus pandemic (COVID-19), shareholders have the option to attend the Meeting either in person or virtually via conference call. In the event that it is not prudent to have the Meeting at our offices due to the impact of COVID-19, we will publicly announce our decision to hold the Meeting in virtual conference call format only.

At the Meeting, shareholders of the Fund will be asked to approve a new investment advisory agreement (the “New Agreement”) between the Trust, on behalf of the Fund, and CSM Advisors, LLC (“CSM”) (the “Proposal”). CSM currently serves as investment adviser to the Fund pursuant to an interim advisory agreement between the Trust, on behalf of the Fund, and CSM (the “Interim Agreement”), which became effective on March 12, 2020, in connection with CSM’s acquisition of substantially all of the operating assets of C.S. McKee, L.P. (“McKee”) (the “Transaction”). Prior to the Transaction, McKee served as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and McKee (the “Prior Agreement”). As discussed in more detail in the accompanying materials, the Transaction would likely be deemed to have resulted in the assignment and automatic termination of the Prior Agreement. You are being asked to approve the New Agreement to enable CSM to continue to serve as the investment adviser to the Fund following the expiration of the Interim Agreement.

You should note that no changes are planned to the portfolio management team or investment approach for the Fund in connection with the Transaction. The Fund’s daily operations and investment activities are not expected to be affected in any way. Upon the closing of the Transaction, the majority of McKee’s employees, including all of its portfolio managers, became employees of CSM and CSM also began doing business as McKee. Additionally, the New Agreement has the same advisory fee as, and does not materially differ from, the Prior Agreement.

The Board of Trustees of The Advisors’ Inner Circle Fund has unanimously approved the Proposal and recommends that you vote “FOR” the Proposal as described in the proxy statement.

Your vote is important to us. Please take a few minutes to review this proxy statement and vote your shares today. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible.

You may also vote your shares by telephone or through the Internet. Please follow the enclosed instructions to utilize any of these voting methods.

If we do not receive your vote promptly, you may be contacted by a representative of the Fund, who will remind you to vote your shares.

Thank you for your attention and consideration of this important Proposal and for your investment in the Fund. If you need additional information, please call shareholder services at 1-866-625-3346.

Sincerely,

/s/ Michael Beattie

Michael Beattie

President

Prompt execution and return of the enclosed proxy card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

2

MCKEE INTERNATIONAL EQUITY PORTFOLIO

a series of

THE ADVISORS’ INNER CIRCLE FUND

One Freedom Valley Drive

Oaks, Pennsylvania 19456

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 10, 2020

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the McKee International Equity Portfolio (the “Fund”), a series of The Advisors’ Inner Circle Fund (the “Trust”), will be held at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 and virtually via conference call on June 10, 2020, at 10:00 a.m., Eastern time.

At the Meeting, shareholders of record of the Fund (“Shareholders”) will be asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and CSM Advisors, LLC (the “New Agreement”), and to transact such other business, if any, as may properly come before the Meeting.

Due to the emerging public health impact of the coronavirus pandemic (COVID-19), all Shareholders are cordially invited to attend the Meeting either in person or virtually via conference call. If you wish to attend the Meeting via conference call, please send an email to attendameeting@astfinancial.com. Please use the e-mail subject line “McKee Special Meeting”, and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to attend the Meeting. Requests to attend the Meeting via conference call must be received no later than 1:00 p.m., Eastern Time, on June 9, 2020. In the event that it is not prudent to have the Meeting at our offices due to the impact of COVID-19, we will publicly announce our decision to hold the Meeting in virtual conference call format only.

If you plan to attend the Meeting in person, you will have the opportunity to vote at the Meeting. If you plan to attend the Meeting via conference call, you may vote during the course of the Meeting via the Internet or by telephone only. However, if you are unable to attend the Meeting either in person or via conference call, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that it is received before the Meeting is called to order, so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet or by telephone. Your vote is important no matter how many shares you own. You may change your vote prior to or at the Meeting even though a proxy has already been returned by providing written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting during the course of the Meeting.

Shareholders of record of the Fund at the close of business on April 14, 2020, are entitled to notice of and to vote at the Meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting To Be Held on June 10, 2020.

The proxy statement is available at https://vote.proxyonline.com/mckee/docs/SpecialMeeting.pdf

By Order of the Board of Trustees

/s/ Michael Beattie
Michael Beattie
President

McKee international equity portfolio

a series of

THE ADVISORS’ INNER CIRCLE FUND

One Freedom Valley Drive

Oaks, Pennsylvania 19456

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 10, 2020

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Advisors’ Inner Circle Fund (the “Trust”) for use at the Special Meeting of Shareholders of the McKee International Equity Portfolio (the “Fund”) to be held on June 10, 2020 at 10:00 a.m., Eastern time virtually via conference call and at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, and at any adjourned session thereof (such special meeting and any adjournment thereof are hereinafter referred to as the “Meeting”). Due to the emerging public health impact of the coronavirus pandemic (COVID-19), shareholders are invited to attend the Meeting either in person or virtually via conference call. In the event that it is not prudent to have the Meeting at our offices due to the impact of COVID-19, we will publicly announce our decision to hold the Meeting in virtual conference call format only.

Shareholders of record of the Fund at the close of business on April 14, 2020 (the “Record Date” and such shareholders, “Shareholders”) are entitled to vote at the Meeting. The proxy card and this proxy statement are being mailed to Shareholders on or about April 21, 2020.

The Trust currently offers one class of shares of beneficial interest of the Fund (“Shares”): Institutional Class Shares. Each full Share will be entitled to one vote at the Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share. As of the Record Date, the Fund had 10,013,844.28 Shares issued and outstanding.

As used in this proxy statement, the Trust’s Board of Trustees is referred to as the “Board,” and the term “Trustee” includes each trustee of the Trust. A Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), is referred to in this proxy statement as an “Independent Trustee.”

PROPOSAL – APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

The Change in Control of McKee

C.S. McKee, L.P. (“McKee”) served as the investment adviser to the Fund from the Fund’s inception until March 12, 2020. On March 12, 2020, CSM Advisors, LLC (“CSM”), an affiliate of North Square Investments, LLC (“North Square”), acquired substantially all of the operating assets of McKee (the “Transaction”). Upon the closing of the Transaction (the “Closing”), (i) the majority of McKee’s employees, including all of its portfolio managers, became employees of CSM; (ii) North Square began providing product development, distribution and administrative support to CSM; and (iii) CSM began doing business as McKee.

The Transaction would likely be deemed to have resulted in the assignment of the advisory agreement between the Trust, on behalf of the Fund, and McKee (the “Prior Agreement”). Section 15(a)(4) of the 1940 Act requires the automatic termination of an advisory contract when it is assigned. As a result, Shareholders of the Fund are being asked to approve a new advisory agreement between the Trust, on behalf of the Fund, and CSM (the “New Agreement”) so that management of the Fund may continue without any interruption.

As discussed in greater detail below, at a meeting held on January 8, 2020 (the “Board Meeting”), the Board approved the New Agreement, to become effective upon Shareholder approval of the New Agreement. In addition, the Board, including all of the Independent Trustees, unanimously recommended the approval of the New Agreement to the Fund’s Shareholders. At the Board Meeting, the Board also approved an interim advisory agreement (the “Interim Agreement”) between the Trust and CSM, which became effective for the Fund as of the date of the Closing, under which CSM may provide investment advisory services for the Fund for up to 150 days between termination of the Prior Agreement and shareholder approval of the New Agreement. Shareholders of the Fund are not being asked to approve the Interim Agreement. However, in order for CSM to continue to provide investment advisory services to the Fund following the expiration of the Interim Agreement, shareholders of the Fund must approve the New Agreement.

The Transaction did not result in any changes to the organization or structure of the Fund. You still own the same shares in the same Fund. If the New Agreement is approved, CSM will continue to serve as the Fund’s investment adviser and the portfolio manager of the Fund will not change. Under the New Agreement, CSM will provide the same advisory services to the Fund on the same terms, and at the same advisory fee rate, as McKee provided such services under the Prior Agreement. In addition, the Fund’s other service providers have not changed, and the Fund’s operating expenses are not expected to increase, as a result of the Transaction.

If the New Agreement is not approved by Shareholders, the Fund will continue to operate under the Interim Agreement until its term expires, and the Board will consider such further action as it deems in the best interests of the Fund and its Shareholders, which may include resubmitting the New Agreement to Shareholders for approval.

Required Vote

Shareholders of the Fund will vote on the Proposal. In general, the 1940 Act requires all new investment advisory agreements to be approved by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of a registered investment company. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities (a “1940 Act Majority”). Approval of the Proposal with respect to the Fund requires the affirmative vote of a 1940 Act Majority of the Fund’s shares. Accordingly, the purpose of this Proxy Statement is to submit the New Agreement to a vote of the Fund’s Shareholders pursuant to the requirements of the 1940 Act described above.

For the purposes of the below sections, the “Adviser” constitutes either or both McKee under the Prior

Agreement and CSM under the New Agreement, as applicable.

Section 15(f) of the 1940 Act

Because the Transaction would likely be considered to have resulted in a change of control of the Adviser under the 1940 Act resulting in the assignment of the Prior Agreement, the Adviser intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser that results in an assignment of an investment advisory contract, provided that the following two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period following the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Adviser has confirmed for the Board that the Transaction will not impose an unfair burden on the Fund within the meaning of Section 15(f) of the 1940 Act.

Second, during the three-year period following the Transaction, at least 75% of the members of the investment company's board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor adviser). At the present time, at least 75% of the Trustees are classified as Independent Trustees. The Adviser has confirmed for the Board that the Adviser anticipates that for a period of three years following the closing of the Transaction, at least 75% of the members of the Board will not be interested persons of the Adviser.

Description of the Material Terms of the Prior Agreement, the New Agreement, and the Interim Agreement

•	Material Terms of the Prior Agreement and the New Agreement

The Prior Agreement, dated June 24, 2002, was initially approved by the Board for a term of two years on February 20, 2002. The Prior Agreement was approved by the Fund’s initial shareholder before the Fund commenced investment operations.

The New Agreement will become effective upon the approval by the Fund’s Shareholders. The New Agreement has the same advisory fee as, and does not materially differ from, the Prior Agreement. Set forth below is a summary of material terms of the New Agreement. The form of the New Agreement is included as Appendix A. Although the summary of material terms of the New Agreement below is qualified in its entirety by reference to the form of the New Agreement included as Appendix A, Shareholders should still read the summary below carefully.

The advisory fee rate under the Prior Agreement and the New Agreement is the same. The annualized advisory fee rate paid to Adviser by the Trust will remain at 0.70% of the Fund’s average daily net assets. In addition, the Fund’s operating expenses are not expected to increase as a result of the Transaction or entering into the New Agreement.

The New Agreement would require the Adviser to provide the same services as the Adviser provided under the Prior Agreement. The Adviser shall manage the investment and reinvestment of the Fund’s assets and continuously review, supervise, and administer the Fund’s investment program.

The New Agreement has the same duration and termination provisions as the Prior Agreement. The New Agreement will have an initial term of two years from its effective date and will continue from year to year so long as its renewal is specifically approved by both (a) the vote of a majority of the Trustees who are not parties to the New Agreement and who are not “interested persons” (as defined in the 1940 Act) of any party to the New Agreement, cast in person at a meeting called for the purpose of voting on such approval and (b) by the vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. It will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Adviser, or, by the Adviser, on 90 days’ written notice to the Trust.

The New Agreement subjects CSM to the same standard of care and liability to which McKee was subject under the Prior Agreement.

Information on Investment Advisory Fees Paid

The following table shows: (i) the dollar amount of fees paid to the Adviser by the Fund pursuant to the Prior Agreement; (ii) the dollar amount of any waived advisory fees; and (iii) the dollar amount of net advisory fees paid to the Adviser by the Fund, for the most recent fiscal year ended October 31, 2019:

Fund Name	Advisory Fees Paid	Advisory Fees Waived	Net Advisory Fees Paid
McKee International Equity Portfolio	$978,560	$0	$978,560

The Interim Agreement

At the Board Meeting, the Board, including by separate vote of a majority of the Independent Trustees, reviewed and approved an interim agreement between the Trust, on behalf of the Fund, and CSM (the “Interim Agreement”). The Interim Agreement took effect on the Transaction Date and will continue in effect for a term ending on the earlier of 150 days from the Transaction Date or when shareholders of the Fund approve the New Agreement.

The terms of the Interim Agreement are substantially the same as those of the Prior Agreement, except for certain provisions that are required by law and the date of the Interim Agreement is made current. The provisions required by law include a requirement that fees payable to CSM under the Interim Agreement be paid into an escrow account. If the Fund’s shareholders approve the New Agreement by the end of the 150-day period, the compensation (plus interest) payable by the Fund under the Interim Agreement will be paid to CSM, but if the New Agreement is not so approved, only the lesser of the costs incurred by CSM (plus interest) or the amount in the escrow account (including interest) will be paid to CSM.

Information about the Adviser

The Adviser, a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended, is 100% owned by CSM Intermediate Holdings, LLC, which in turn is 100% owned by CSM Holdings, LLC. CSM Holdings, LLC is approximately 85-90% owned by NSI Holdco, LLC (“NSI”) and 10-13% owned by CSM employees. NSI’s principal equity holder is an investment fund managed by Estancia Capital Management, LLC. The Adviser is located at 10 South LaSalle Street, Suite 1925, Chicago, IL 60603. Following the closing of the Transaction, the Adviser had approximately $7 billion in assets under management.

Listed below are the names and titles of each principal executive officer of the Adviser. Except as otherwise noted below, the principal business address of each principal executive officer of the Adviser is 10 South LaSalle Street, Suite 1925, Chicago, IL 60603.

Name	Position Held With the Adviser
Mark Goodwin	CEO of NSI Holdco, LLC, the indirect controlling owner of the Adviser
Mark Gensheimer	President
Ulf Skreppen	Chief Compliance Officer
Alan Molotsky	Chief Financial Officer

The Adviser does not currently advise any other mutual funds with a similar investment objective as the Fund.

Voting Authority of the Adviser

Certain clients of the Adviser have delegated proxy voting responsibility to the Adviser pursuant to the terms of their investment advisory agreements with the Adviser. Accordingly, the Adviser has the authority to vote on behalf of these clients the shares held by these clients in the Fund. The Adviser intends to vote such shares over which it has proxy voting authority in accordance with its proxy voting policy (the “Proxy Policy”).

Pursuant to the Proxy Policy, the Adviser has established a proxy committee (the “Proxy Committee”) for the purpose of considering the existence of and, if present, the manner of addressing and resolving conflicts of interest that are not otherwise addressed in the Proxy Policy. The Proxy Committee consists of the President, Senior Vice President of Equities, and Senior Vice President of Fixed Income. In connection with the Proposal, the Proxy Committee convened a meeting with the Adviser’s management committee (together with the Proxy Committee, the “Committees”) at which time the Committees determined, after reviewing all relevant information, that there are no material conflicts of interest that arise with respect to the Adviser voting on the Proposal. In reaching its conclusion, the Committees considered a number of factors. A summary of the material factors considered by the Committees in connection with its determination that the Proposal does not raise any material conflicts of interest is set forth below.

The Committees considered the Board’s considerations with respect to approving the New Agreement, including that the same portfolio manager is continuing to manage the Fund following the Transaction and that there was no change to the Fund’s advisory fee following the Transaction. The Committees further considered that the same research personnel that were involved in the management of the Fund prior to the Transaction have been involved in the management of the Fund following the Transaction; that substantially all of the personnel that operated the Adviser prior to the Transaction have continued to operate the Adviser following the Transaction; and that the same firm that administered the Fund prior to the Transaction is continuing to administer the Fund following the Transaction. In addition, the Committees determined that the approval of the New Agreement will not adversely affect the interests of any of the Fund’s shareholders. Accordingly, the Committees determined that there are no material conflicts of interest that arise with respect to the Adviser voting on the Proposal.

The table below provides a breakdown, as of the Record Date, of outstanding Shares of the Fund for which the Adviser was believed to possess voting power. The Shares to be voted by the Adviser constitute a 1940 Act Majority of the Fund's Shares to be voted at the Meeting.

Number of Shares	Percentage of Fund
9,712,901.53	98%

Board Considerations in Approving the New Agreement

In preparation for the Board Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the New Agreement. The Trustees used this information, as well as other information that other service providers of the Fund submitted to the Board in connection with the Board Meeting and other meetings held since the most recent renewal of the Prior Agreement, to help them decide whether to approve the New Agreement for an initial two-year term. In recognition of the fact that the Transaction was in progress and had not been consummated at the time of the Board Meeting and that the Board was being asked to approve the New Agreement with the Adviser as it was expected to exist after the consummation of the Transaction, the materials provided by the Adviser addressed both the Adviser as it existed at the time of the Board Meeting and the Adviser as it was expected to exist after the consummation of the Transaction.

Specifically, the Board requested and received written materials from the Adviser regarding, among other things: (i) the terms, conditions, and expected timing of the Transaction, and the reasons that the Adviser was undergoing the Transaction; (ii) the nature, extent and quality of the services to be provided by the Adviser under the New Agreement; (iii) the Adviser’s management, operations and organizational structure following the Transaction; (iv) the proposed advisory fee to be paid to the Adviser under the New Agreement; (v) the Adviser’s compliance program; (vi) the Adviser’s investment advisory services, portfolio management program and investment strategies and policies with respect to the Fund; and (vii) the Adviser’s investment management personnel.

At the Board Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, approved the New Agreement. In considering the approval of the New Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; and (iii) the fee to be paid to the Adviser under the New Agreement, as discussed in further detail below. In addition, the Board, in considering the New Agreement in the context of the Transaction, relied upon representations from the Adviser that: (i) the Transaction was not expected to result in any material changes to the nature, quality and extent of services provided to the Fund by the Adviser that are discussed below; (ii) the Adviser did not anticipate any material changes to its compliance program or code of ethics in connection with the Transaction; and (iii) the portfolio manager for the Fund was not expected to change in connection with the Transaction.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the portfolio management services to be provided by the Adviser to the Fund, including the quality of the continuing portfolio management personnel, the resources available to the Adviser after the consummation of the Transaction and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the proposed New Agreement, and noted that the New Agreement has the same advisory fee as, and does not materially differ from, the Prior Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (Form ADV) for the Adviser also was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by the Adviser to the Fund following the Transaction.

The Trustees also considered other services to be provided to the Fund by the Adviser such as monitoring adherence to the Fund’s investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by the Adviser under the New Agreement would be satisfactory.

Investment Performance of the Adviser

In connection with its most recent approval of the continuation of the Prior Agreement, the Board was provided with reports regarding the Fund’s performance over various time periods. As part of these meetings, representatives from the Adviser provided information regarding, and led a discussion of factors impacting, the Adviser performance for the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Adviser’s performance was satisfactory, or, where the Adviser’s performance was materially below its benchmarks and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve performance. Based on this information and the Adviser’s representation that the portfolio manager for the Fund was not expected to change in connection with the Transaction, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support approval of the New Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In connection with its most recent approval of the continuation of the Prior Agreement, the Board was presented with a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. Based on this information and the Board’s consideration at the Board Meeting that the investment advisory fee payable to the Adviser under the New Agreement is the same as the investment advisory fee payable to the Adviser under the Prior Agreement, the Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser. With respect to profitability and economies of scale, the Board considered the Adviser profitability and economies of scale from its management of the Fund when it most recently approved the continuation of the Prior Agreement, but determined that such profitability and economies may change as a result of the changes to the Adviser’s ownership structure and operations that will occur after the Transaction. Accordingly, the Trustees did not make any conclusions regarding the Adviser’s profitability, or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow, but will do so during future considerations of the New Agreement.

Conclusion

While formal Board action was not taken with respect to the conclusions discussed above, those conclusions formed, in part, the basis for the Board’s approval of the New Agreement at the Board Meeting. The Board concluded, in the exercise of its reasonable judgment, that the terms of the New Agreement, including the compensation to be paid thereunder, are reasonable in relation to the services expected to be provided by the Adviser to the Fund and that the appointment of the Adviser and the approval of the New Agreement would be in the best interest of the Fund and its Shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, including all of the Independent Trustees, unanimously approved (a) the appointment of the Adviser as investment adviser to the Fund, and (b) the New Agreement.

In evaluating the background and conclusions discussed above, Shareholders should consider:

•	In reaching its determination regarding the approval of the New Agreement, the Board, including all of the Independent Trustees, considered the factors, conclusions and information they believed relevant in the exercise of their reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above; and

•	In their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or information that was all important or controlling, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE PROPOSAL.

ADDITIONAL INFORMATION

Other Service Providers

SEI Investments Global Funds Services (“SEIGFS”) serves as the Fund’s administrator. SEI Investments Distribution Co. (“SIDCO”) serves as the Fund’s distributor and principal underwriter. SIDCO receives no compensation for distributing Fund shares. SEIGFS and SIDCO are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Payment of Expenses

The Adviser will pay all expenses associated with the solicitation of proxies for the Meeting or any adjournment thereof, including the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all related solicitations. The Fund will not incur any of these expenses.

Commissions Paid to Affiliated Brokers

During the Fund’s most recently completed fiscal year ended October 31, 2019, the Fund did not pay any commissions to any affiliated brokers.

Beneficial Ownership of Shares

As of the Record Date, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of a class of the Fund. On that date, the Trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund’s outstanding shares.

McKee International Equity Portfolio – Institutional Class Shares

Name and Address	Number of Shares	Percent
SAXON & CO. PO BOX 94597 CLEVELAND, OH 44101-4597	1,744,710.35	17.42%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	1,574,536.76	15.72%
SEI PRIVATE TRUST COMPANY C/O M&T BANK ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS, PA 19456-9989	1,090,121.93	10.89%
CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	1,047,799.16	10.46%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	783,962.11	7.83%

The information as to beneficial ownership is based on statements furnished to the Fund by the Trustees and/or on the records of the Trust’s transfer agent.

Annual and Semi-Annual Report to Shareholders

For a free copy of the Fund’s annual report dated October 31, 2019, which covers the period from November 1, 2018 to October 31, 2019, or semi-annual report dated April 30, 2019, which covers the period from November 1, 2018 to April 30, 2019, Shareholders may call 1-866-625-3346 or write to the Fund at: McKee International Equity Portfolio, P.O. Box 219009 Kansas City, MO 64121.

Submission of Shareholder Proposals

The Trust is organized as a voluntary association (commonly known as a business trust) under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting, including a recommendation for nominations to fill vacancies on the Board, should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement because inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Voting and Other Matters

If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement or attend the Meeting either in person or via conference call. Your vote is important no matter how many shares you own. If you plan to attend the Meeting in person, you will have the opportunity to vote at the Meeting. If you plan to attend the Meeting via conference call, you may vote during the course of the Meeting via the Internet or by telephone only. You can also vote easily and quickly by mail, by Internet, or by telephone. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting during the course of the Meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Fund at 1-866-625-3346.

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trust, who will not be paid for these services. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by the Adviser, not the Fund.

All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on an executed proxy card, it will be voted FOR the matters specified on the proxy card.

If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Meeting.

The presence in person or by proxy of shareholders of the Fund holding a majority of the total number of votes eligible to be cast by all shareholders of the Fund as of the Record Date constitutes a quorum for the transaction of business at the Meeting. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote AGAINST the approval of the New Agreement, because an absolute percentage of affirmative votes is required to approve the New Agreement.

As used above, “broker non-votes” relate to shares that are held of record by a broker-dealer for a beneficial owner who has not given instructions to such broker-dealer. Pursuant to certain rules promulgated by the New York Stock Exchange that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters, including the approval of a new investment management agreement.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the New Agreement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Except when a quorum is not present at the Meeting, any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. Abstentions and “broker non-votes” will not be counted for or against such proposal to adjourn. The persons named as proxies will vote those proxies that they are entitled to vote FOR the approval of the New Agreement in favor of such an adjournment, and will vote those proxies required to be voted AGAINST the approval of the New Agreement against such an adjournment. CSM will bear the costs of any adjournment and additional solicitations.

No business other than the matter described above is expected to come before the Meeting, but should any other business properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in their discretion.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, BY TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

Appendix A

FORM OF

investment ADVISORY AGREEMENT

AGREEMENT made this [●] day of [●], 2020, by and between The Advisors’ Inner Circle Fund, a Massachusetts business trust (the “Trust”), and CSM Advisors, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) consisting of several series of shares, each having its own investment policies; and

WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to such portfolios listed in Schedule A as the Trust and the Adviser may agree upon (the “Portfolios”), and the Adviser is willing to render such services:

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.	Duties of the Adviser. The Trust employs the Adviser to (a) manage the investment and reinvestment of the assets, (b) to continuously review, supervise, and administer the investment program of the Portfolios, (c) to determine, in its discretion and without prior consultation, the securities or investment instruments to be purchased, sold, lent or otherwise traded, (d) to provide the Trust, and any other agent designated by the Trust, with records concerning the Adviser’s activities which the Trust is required to maintain and (e) to provide other reports reasonably requested by the Trust’s administrator or the Trust’s Officers and Board of Trustees concerning the Adviser’s discharge of the foregoing responsibilities.

The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with (x) such policies as the Trustees may from time to time establish and communicate in writing to the Adviser, (y) the objectives, policies, and limitations for each Portfolio set forth in its respective prospectus and statement of additional information, which may be amended from time to time, and (z) applicable laws and regulations.

The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

2.	Portfolio Transactions. The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolios with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolios and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolios and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to the Portfolios and/or other accounts over which they exercise investment discretion. The Adviser will promptly communicate to the Trust, and any agent designated by the Trust such information relating to portfolio transactions as they may reasonably request.

It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Trust to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Portfolios' Prospectuses and Statement of Additional Information.

3.	Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate specified in Schedule A, which is attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule A, to the assets. The fee shall be based on the average daily net assets for the month involved.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

4.	Other Expenses. The Adviser shall pay all expenses, not otherwise paid by third parties, of printing and mailing reports, prospectuses, statements of additional information, and sales literature relating to the solicitation of prospective clients. The Trust shall pay all expenses relating to mailing to existing shareholders prospectus(es), statement(s) of additional information, proxy solicitation material and shareholder reports.

5.	Excess Expenses. If the expenses for any Portfolio for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which shares of a Portfolio are qualified for offer and sale, the Adviser shall bear such excess cost.

However, the Adviser will not bear expenses of any Portfolio which would result in the Portfolio’s inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a reduction in the fee payable to the Adviser for such month pursuant to Section 3 and, if such reduction shall be insufficient to offset such expenses, by reimbursing the Trust.

6.	Reports. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

7.	Status of the Adviser. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not, during the term of this Agreement, materially impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

8.	Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

9.	Limitation of Liability of the Adviser. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby. (As used in this Paragraph 9, the term “Adviser” shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

10.	Permissible Interests. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser to the extent permitted by applicable law and any procedures approved by the Board of Trustees of the Trust.

11.	License of the Adviser’s Name. The Adviser hereby agrees to grant a limited-purpose, non-exclusive, world-wide license to the Trust for use of its name in the names of the Portfolios for the term of this Agreement and such license shall terminate upon termination of this Agreement.

12.	Duration, Amendment and Termination. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Portfolio; provided, however, that if the shareholders of any Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

This Agreement may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the U.S. Securities and Exchange Commission (the “Commission”) or any rules or regulations adopted by, or interpretative releases of, the Commission.

This Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

As used in this Section 12, the terms “assignment,” “interested persons,” and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the Commission under said Act.

13.	Change in the Adviser’s Ownership. The Adviser agrees that it shall notify the Trust of any change in the ownership of the Adviser within a reasonable time after such change.

14.	Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to the Trust, at One Freedom Valley Road, Oaks, PA 19456 and if to the Adviser, at One Gateway Center, Pittsburgh, PA 15222.

15.	Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16.	Governing Law. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

No portfolio of the Trust shall be liable for the obligations of any other portfolio of the Trust. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of the Portfolios for payment of fees for services rendered to the Portfolios.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

THE ADVISORS’ INNER CIRCLE FUND

By:

Attest:

CSM Advisors, LLC

By:

Attest:

Schedule A

to the

Investment Advisory Agreement

between

The Advisors’ Inner Circle Fund

and

CSM Advisors, LLC

Pursuant to Article 3, the Trust shall pay the Adviser compensation at an annual rate as follows:

Portfolio	Fee
McKee International Equity Portfolio	0.70%

THE ADVISORS' INNER CIRCLE FUNDS

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free **(866) 796-6860** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **1234567891012**

SHAREHOLDER'S REGISTRATION PRINTED HERE

*****BOXES FOR TYPESETTING PURPOSES ONLY*****

MCKEE INTERNATIONAL EQUITY PORTFOLIO

A SERIES OF THE ADVISORS' INNER CIRCLE FUND

The undersigned, revoking prior proxies, hereby nominates, constitutes and appoints each of Michael Beattie, James Bernstein, and Matthew Maher as attorney-in-fact, agent and proxy of the undersigned, with full power of substitution, to vote all the shares of the McKee International Equity Portfolio (the "Fund"), a series of The Advisors' Inner Circle Fund (the "Trust"), which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on June 10, 2020, at 10:00 a.m. Eastern Time at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, PA 19456 and virtually via conference call (the "Meeting"), and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as indicated herein, and in their discretion upon any other business that may properly come before the Meeting and any and all adjournments thereof. The undersigned acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free **(866) 796-6860**. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.**

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

MCKEE INTERNATIONAL EQUITY PORTFOLIO

a series of The Advisors' Inner Circle Fund

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust's Board of Trustees. When properly executed, this proxy will be voted as indicated or, if no contrary direction is given when the duly executed proxy is returned, this proxy will be voted "FOR" the proposal.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]